FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


        Date of Report (Date of earliest event reported) January 7, 1998


                     BOULDER CAPITAL OPPORTUNITIES II, INC.
             (Exact name of Registrant as specified in its charter)



            Colorado                  0-21847                 84-1356898
     ---------------------     ----------------------     ------------------
 (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization    File Number)          Identification No.)





                                 P.O. Box 890261
                           Temecula, California 92589
              (Address of principal executive offices and Zip Code)



                                  (909)693-2285
                                  -------------
               (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   Changes in Control of Registrant.
          ---------------------------------
          On December 17, 1997, control of the Registrant passed to Michael Delaney, who paid cash consideration of $11,359 for a total of 627,965 common shares of the Registrant, which is a total of approximately 61% of the Registrant. Mr. Delaney was also named the President, Secretary, and sole Director of the Registrant at that time, and the former Officer and Director resigned. See Attachment.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------
          Not Applicable

Item 3.   Bankruptcy or Receivership.
          ---------------------------
          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------
          Not Applicable

Item 5.   Other Events.
          -------------
          Not Applicable

Item 6.   Resignation of Registrant's Directors.
          --------------------------------------
          See Item 1 above.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------
          Not Applicable

Item 8.   Change in Fiscal Year.
          ----------------------
          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          ----------------------------------------------------
          Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   BOULDER CAPITAL OPPORTUNITIES II, INC.



Dated: January 7, 1998             By: /s/ Michael Delaney
                                           ----------------------
                                           Michael Delaney
                                           President and Chief Executive Officer

                                     CONSENT
                                       OF
                                THE SOLE DIRECTOR
                                       OF
                     BOULDER CAPITAL OPPORTUNITIES II, INC.


      Pursuant to the Colorado Business Corporations Act, as amended, the undersigned, being all of the sole Director of BOULDER CAPITAL OPPORTUNITIES II, INC., a Colorado for profit corporation (the "Corporation"), hereby unanimously consents and adopts the following resolutions:

      RESOLVED that the following person named below is elected a Director to fill an existing vacancy and to the offices set forth opposite his name, to serve until his respective successor is duly elected and shall qualify:

            NAME                          OFFICE
            ----                          ------
            Michael Delaney               President, Secretary, and Director

            RESOLVED: That the proper officers of the Corporation are hereby authorized and directed to take all necessary and appropriate actions to effectuate the purposes of the foregoing resolution, including, but not limited to, the filing of documentation with the appropriate governmental authorities.

            EXECUTED this 17th day of December, 1997 by the undersigned, who is the sole Director of the Corporation.


  /s/ Robert Soehngen
      -----------------------
      Robert Soehngen

      I  hereby  resign  from  all  offices  with  the  Corporation,   effective
immediately.

                                        /s/ Robert Soehngen
                                            -----------------------
                                            Robert Soehngen